STATEMENT OF ADDITIONAL INFORMATION
Madison Funds®
550 Science Drive
Madison, Wisconsin 53711

Supplement dated May 29, 2015 to
Statement of Additional Information dated February 28, 2015

1.
The “Higher-Risk Securities and Practices Table” on page 22 for the Government Fund, the High Quality Bond Fund and the Corporate Bond Fund only is hereby deleted in its entirety and replaced with the following:

	Gov’t Bond	High Quality Bond	Corp. Bond
Borrowing	30	30	30
Repurchase Agreements	*	*	*
Securities Lending	33⅓	33⅓	33⅓
Short-Term Trading	*	*	*
When-Issued Securities; Forward Commitments	25	25	25
Shares of Other Investment Companies[1]	10	10	10
Non-Investment Grade Securities	X	X	X
Foreign Securities	10**	10**	10**
Emerging Market Securities	10**	10**	10**
Illiquid Securities[3]	15	15	15
Restricted Securities	15	15	15
Mortgage-Back Securities	10***	10***	10***
Futures Contracts[4]	X	X	X
Options on Future Contracts[4]	X	X	X
Options on Securities, Indices or Currencies	10**	10**	10**
Forward Foreign Currency Exchange Contracts	10**	10**	10**
1 Includes ETFs.
2 U.S. dollar-denominated foreign money market securities only.
3 Numbers in this row refer to net, rather than total, assets.
4 Financial futures contracts and related options only, including futures, contracts and options on future contracts and on currencies.

Legend
* One asterisk means that there is no policy limitation on the fund’s usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.
** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis or in an amount that exceeds 5% of fund assets.
*** Excluding government sponsored agency paper.
X An “X” mark means that the fund is not permitted to use that practice or invest in that type of security.

2.
The data for Katherine L. Frank in the column labeled “Portfolios Overseen in the Fund Complex by Director/Trustees” in the “Interested Trustees and Officers” Chart on page 26 is hereby deleted and replaced with the following:

Name	Portfolios Overseen in Fund Complex by Director/Trustee
Katherine L. Frank	43

1.	The “Independent Trustees” Chart on page 28 is updated as noted below.

•	The data for all Independent Trustees in the column labeled “Portfolios Overseen in the Fund Complex by Director/Trustees” is deleted and and replaced with the following:

Name	Portfolios Overseen in Fund Complex by Director/Trustee
Philip E. Blake	44
James R. Imhoff, Jr.	44
Steven P. Riege	44
Richard E. Struthers	42

•	The information for Steven P. Riege in the column labeled “Other Directorships Held by Director/Trustee
During Past Five Years” is deleted and replaced with the following:

Name	Other Directorships Held by Director/Trustee During Past Five Years
Steven P. Riege
Forward Service Corporation (employment training non-profit), 2010 - Present
Stanek Tool Corp., 1990 - Present
Ultra Series Fund (16), 2005 - Present
Madison Strategic Sector Premium Fund, 2014 - Present
Madison Covered Call & Equity Strategy Fund, 2015 - Present